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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated July 28, 1995 incorporated by reference in Mississippi Chemical Corporation's Annual Report on Form 10-K for the year ended June 30, 1995 and to all references to our Firm included in this registration statement.


ARTHUR ANDERSEN LLP
November 20, 1995